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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2001

                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19442                 06-1118515
(State or other jurisdiction)        (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


 48 Monroe Turnpike, Trumbull, Connecticut                        06611
  (Address of principal executive offices)                     (Zip Code)

                                 (203) 459-6000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

      The Company's Press Release dated April 26, 2001 announcing its first quarter 2001 results of operations is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits

            99    Press Release dated April 26, 2001


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OXFORD HEALTH PLANS, INC.

Date: April 26, 2001                         By:   /s/ MARC M. KOLE
                                                -------------------------------
                                                       MARC M. KOLE
                                                     Vice President and
                                                  Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


Exhibit                                                            Page
Number      Description of Document                               Number
 99         Press Release dated April 26, 2001                       5


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